Exhibit 10.1

Amendment No. 1 to Loan Documents

THIS AMENDMENT NO. 1 TO LOAN DOCUMENTS (this “Amendment”) is made as of March 30, 2020 by and between MEDPACE, INC., an Ohio corporation (the “Borrower”), and PNC BANK, NATIONAL ASSOCIATION (the “Bank”).

BACKGROUND

A.The Borrower or another obligor has executed and delivered to the Bank (or a predecessor which is now known by the Bank’s name as set forth above), one or more promissory notes, letter agreements, loan agreements, security agreements, mortgages, pledge agreements, collateral assignments, and other agreements, instruments, certificates and documents, which are more fully described on attached Exhibit A, which is made a part of this Amendment (collectively as amended from time to time, the “Loan Documents”) which evidence or secure the indebtedness and other obligations of the Borrower to the Bank (as used herein, collectively, together with the Obligations, if and as defined in the Loan Documents, the “Obligations”).  Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Documents.

B.The Borrower and the Bank desire to amend the Loan Documents as provided for in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

1.The Loan Documents are amended as set forth in Exhibit A.  Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended by this Amendment.  This Amendment is deemed incorporated into each of the Loan Documents.  To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Amendment shall control.

2.The Borrower hereby certifies that: (a) all of its representations and warranties in the Loan Documents, as amended by this Amendment, are, except as may otherwise be stated in this Amendment: (i) true and correct as of the date of this Amendment, (ii) ratified and confirmed without condition as if made anew, and (iii) incorporated into this Amendment by reference, (b) no Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, exists under any Loan Document which will not be cured by the execution and effectiveness of this Amendment, (c) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained, and (d) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.  The Borrower confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment.

3.The Borrower hereby confirms that any collateral for the Obligations, including liens, security interests, mortgages, and pledges granted pursuant to the Loan Documents by the Borrower or third parties (if applicable), shall continue unimpaired and in full force and effect, and shall cover and secure all of the Borrower’s existing and future Obligations to the Bank, as modified by this Amendment.

4.As a condition precedent to the effectiveness of this Amendment, the Borrower shall comply with the terms and conditions (if any) specified in Exhibit A. Borrower will also promptly pay to the Bank all fees and expenses incurred by the Bank in connection with this Amendment, including reasonable attorneys’ fees.

5.To induce the Bank to enter into this Amendment, the Borrower waives and releases and forever discharges the Bank and its officers, directors, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind that it may have against the Bank or any of them arising out of or relating to the Obligations.  The Borrower further agrees to indemnify and hold the Bank and its officers, directors, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including reasonable attorneys’ fees) suffered by or rendered against the Bank or any of them on account of any claims arising out of or relating to the Obligations.  The Borrower further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.

6.This Amendment may be signed in any number of counterpart copies and by the parties to this Amendment on separate counterparts, but all such copies shall constitute one and the same instrument.   Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart.  Upon written request by the other party (which may be made by electronic mail), any party so executing this Amendment by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

7.Notwithstanding any other provision herein or in the other Loan Documents, the Borrower agrees that this Amendment, the Loan Documents, any other amendments thereto and any other information, notice, signature card, agreement or authorization related thereto (each, a “Communication”) may, at the Bank’s option, be in the form of an electronic record.  Any Communication may, at the Bank’s option, be signed or executed using electronic signatures.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention.  The Borrower and the Bank acknowledge and agree that the methods for delivering Communications, including notices, under the Loan Documents include electronic transmittal to any electronic address provided by either party to the other party from time to time.

8.This Amendment will be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns.

9.This Amendment will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State identified in and governing the Loan Documents that are being amended hereby (the “State”), excluding its conflict of laws rules, including without limitation the Electronic Transactions Act (or equivalent) in such State (or, to the extent controlling, the laws of the United States of America, including without limitation the Electronic Signatures in Global and National Commerce Act).  This Amendment has been delivered to and accepted by the Bank and will be deemed to be made in the State.

10. Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed.  Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Bank’s rights and remedies (all of which are hereby reserved).  The Borrower expressly ratifies and confirms the confession of judgment (if applicable), waiver of jury trial or arbitration provisions, as applicable, contained in the Loan Documents, all of which are incorporated herein by reference.

WITNESS the due execution of this Amendment as of the date first written above.

MEDPACE, INC.

By:	Name: Title:

SIGNATURES CONTINUE ON FOLLOWING PAGE

Signature Page to Amendment No. 1 to Loan Documents (MEDPACE)

PNC BANK, NATIONAL ASSOCIATION

By:	Name: Title:

EXHIBIT A TO

AMENDMENT NO. 1 TO LOAN DOCUMENTS

DATED AS OF MARCH 30, 2020

A.	Loan Documents. The “Loan Documents” that are the subject of this Amendment include the following (as each of such documents has been amended, modified or otherwise supplemented previously):

1.Loan Agreement between Borrower and the Bank dated as of September 30, 2019

2.Revolving Credit Note by Borrower payable to the order of the Bank dated as of September 30, 2019 (the “Note”)

3.Guaranty by Medpace Intermediateco, Inc., a Delaware corporation, in favor of the Bank dated as of September 30, 2019

4.All other documents, instruments, agreements, and certificates executed and delivered in connection with the Loan Documents listed in this Section A.

B.Amendments.  The Loan Documents are amended as follows:

1.	The second (2nd) sentence of Section 1 of the Note is hereby amended and restated by the following:

“The “Expiration Date” shall mean March 31, 2021, or such later date as may be designated by the Bank by written notice from the Bank to the Borrower.”

2.	Section 2(a) of the Note is hereby amended to add the following defined term in alphabetical order:

“Relevant Interbank Market” shall mean in relation to Euro and British Pounds Sterling, the London interbank market, and in relation to any other currencies, the applicable offshore interbank market.

3.	The Alternate Currency Rate Replacement Rider attached to this Amendment as Exhibit B is hereby added as a Rider to, and incorporated into, the Note.

4.	The LIBOR Replacement Rider attached to this Amendment as Exhibit C is hereby added as a Rider to, and incorporated into, the Note.

C.	Conditions to Effectiveness of Amendment. The Bank’s willingness to agree to the amendments set forth in this Amendment is subject to the prior satisfaction of the following conditions:

1.Execution by all parties and delivery to the Bank of this Amendment.

EXHIBIT B TO

AMENDMENT NO. 1 TO LOAN DOCUMENTS

DATED AS OF MARCH 30, 2020

ALTERNATE CURRENCY rATE REPLACEMENT Rider

This Alternate Currency Replacement Rider provides a mechanism for determining an alternative rate of interest in the event that one or more Relevant Interbank Market offered rates are no longer available or in certain other circumstances. The Bank does not warrant or accept any responsibility for and shall not have any liability with respect to, the administration, submission or any other matter related to any Relevant Interbank Market offered rate or other rates in the definition of “Alternate Currency Rate” or with respect to any alternative or successor rate thereto, or replacement rate therefor.  To the extent that any term or provision of this Alternate Currency Replacement Rider is or may be inconsistent with any term or provision in the remainder of this Note or any other Loan Document, the terms and provisions of this Alternate Currency Replacement Rider shall control.

(a)Benchmark Replacement.  Notwithstanding anything to the contrary in the Note or in any other Loan Document, if the Bank determines that a Benchmark Transition Event or an Early Opt-in Event has occurred with respect to the Alternate Currency Rate, the Bank may amend the Note to replace the Alternate Currency Rate with a Benchmark Replacement in accordance with the provisions of this Rider; and any such amendment shall be in writing, shall specify the date that the Benchmark Replacement is effective and will not require any further action or consent of the Borrower.  Until the Benchmark Replacement is effective, amounts bearing interest with reference to the Alternate Currency Rate will continue to bear interest with reference to the Alternate Currency Rate; provided however, during a Benchmark Unavailability Period such amounts automatically will bear interest at the rate and on the terms that would have been applicable under the Note if the Bank had given notice that the Alternate Currency Rate had become unavailable.

(b)Benchmark Replacement Conforming Changes.  In connection with the implementation of a Benchmark Replacement, the Bank will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of the Borrower.

(c)Notices; Standards for Decisions and Determinations.  The Bank will promptly notify the Borrower of (i) the effectiveness of any Benchmark Replacement Conforming Changes and (ii) the commencement of any Benchmark Unavailability Period.  Any determination, decision or election that may be made by the Bank pursuant to this Rider, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its sole discretion and without consent from the Borrower, except, in each case, as expressly required pursuant to this Rider.  In addition to any delivery method permitted pursuant to the terms of the Loan Documents, the Bank may provide any amendment, notice or other communication to the Borrower hereunder electronically (including to any electronic address that the Borrower provides to the Bank) or through an automated platform that the Bank provides to the Borrower.

(d)Certain Defined Terms.  As used in this Rider:

“Benchmark Replacement” means the sum of: (a) the Benchmark Replacement Index and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of the Note.

“Benchmark Replacement Adjustment” means, for each applicable Alternate Currency Rate and tenor, the spread adjustment to the Benchmark Replacement Index, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by the Bank (a) giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the Alternate Currency Rate with the applicable Benchmark Replacement Index by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for such replacement of the Alternate Currency Rate for credit facilities denominated in the Alternate Currency at such time and (b) which also may reflect adjustments to account for (i) the effects of the transition from the Alternate Currency Rate to the Benchmark Replacement and (ii) yield- or risk-based differences between the Alternate Currency Rate and the Benchmark Replacement.

“Benchmark Replacement Commencement Date” means the date a Benchmark Replacement has replaced the Alternate Currency Rate for all purposes under the Note in accordance with this Rider.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including, for example, changes to the definition of “Alternate Currency Rate Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Bank decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Bank in a manner substantially consistent with market practice (or, if the Bank decides that adoption of any portion of such market practice is not administratively feasible or if the Bank determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Bank decides is reasonably necessary in connection with the administration of the Note).

“Benchmark Replacement Index” means the alternate benchmark rate that has been selected by the Bank to replace the Alternate Currency Rate giving due consideration to (a) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the Alternate Currency Rate for credit facilities denominated in the Alternate Currency at such time.

“Benchmark Replacement Transition Date” means the earlier to occur of the following events with respect to the Alternate Currency Rate:

(1)

in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Alternate Currency Rate permanently or indefinitely ceases to provide the Alternate Currency Rate; or

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the Alternate Currency Rate:

(1)

a public statement or publication of information by or on behalf of the administrator of the Alternate Currency Rate announcing that such administrator has ceased or will cease to provide the Alternate Currency Rate, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Alternate Currency Rate;

(2)

a public statement or publication of information by a Governmental Authority having jurisdiction over the Bank, the regulatory supervisor for the administrator of the Alternate Currency Rate, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for the Alternate Currency Rate, a resolution authority with jurisdiction over the administrator for the Alternate Currency Rate or a court or an entity with similar insolvency or resolution authority over the administrator for the Alternate Currency Rate, which states that the administrator of the Alternate Currency Rate has ceased or will cease to provide the Alternate Currency Rate permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Alternate Currency Rate; or
(3)

a public statement or publication of information by the regulatory supervisor for the administrator of the Alternate Currency Rate or a Governmental Authority having jurisdiction over the Bank announcing that the Alternate Currency Rate is no longer representative.

“Benchmark Unavailability Period” means the period, if any, beginning on the Benchmark Replacement Transition Date and ending on the Benchmark Replacement Commencement Date, it being understood that if the Benchmark Replacement Commencement Date occurs on or before the Benchmark Replacement Transition Date a Benchmark Unavailability Period will not occur.

“Early Opt-in Event” means a determination by the Bank that credit facilities denominated in the Alternate Currency being executed at such time, or that include language similar to that contained in this Rider, are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the Alternate Currency Rate.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Relevant Governmental Body” means (a) the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto and (b) with respect to the Alternate Currency Rate Option, in addition to those named in clause (a) of this definition, the comparable Governmental Authority or other applicable entity for loans in the Alternate Currency as determined by the Bank in its sole discretion.

EXHIBIT C TO

AMENDMENT NO. 1 TO LOAN DOCUMENTS

DATED AS OF MARCH 30, 2020

LIBOR REPLACEMENT Rider

This LIBOR Replacement Rider provides a mechanism for determining an alternative rate of interest in the event that LIBOR is no longer available or in certain other circumstances.  The Bank does not warrant or accept any responsibility for and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “LIBOR” or with respect to any alternative or successor rate thereto, or replacement rate therefor.  To the extent that any term or provision of this LIBOR Replacement Rider is or may be inconsistent with any term or provision in the remainder of this Note or any other Loan Document, the terms and provisions of this LIBOR Replacement Rider shall control.

(a)Benchmark Replacement.  Notwithstanding anything to the contrary in the Note or in any other Loan Document, if the Bank determines that a Benchmark Transition Event or an Early Opt-in Event has occurred, the Bank may amend the Note to replace LIBOR with a Benchmark Replacement in accordance with the provisions of this Rider; and any such amendment shall be in writing, shall specify the date that the Benchmark Replacement is effective and will not require any further action or consent of the Borrower.  Until the Benchmark Replacement is effective, amounts bearing interest with reference to LIBOR will continue to bear interest with reference to LIBOR; provided however, during a Benchmark Unavailability Period such amounts automatically will bear interest at the rate and on the terms that would have been applicable under the Note if the Bank had given notice that LIBOR had become unavailable.

(b)Benchmark Replacement Conforming Changes.  In connection with the implementation of a Benchmark Replacement, the Bank will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of the Borrower.

(c)Notices; Standards for Decisions and Determinations.  The Bank will promptly notify the Borrower of (i) the effectiveness of any Benchmark Replacement Conforming Changes and (ii) the commencement of any Benchmark Unavailability Period.  Any determination, decision or election that may be made by the Bank pursuant to this Rider, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its sole discretion and without consent from the Borrower, except, in each case, as expressly required pursuant to this Rider.  In addition to any delivery method permitted pursuant to the terms of the Loan Documents, the Bank may provide any amendment, notice or other communication to the Borrower hereunder electronically (including to any electronic address that the Borrower provides to the Bank) or through an automated platform that the Bank provides to the Borrower.

(d)Certain Defined Terms.  As used in this Rider:

“Benchmark Replacement” means the sum of: (a) the Benchmark Replacement Index and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of the Note.

“Benchmark Replacement Adjustment” means, for each applicable LIBOR-based rate and tenor, the spread adjustment to the Benchmark Replacement Index, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by the Bank (a) giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Benchmark Replacement Index by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for such replacement of LIBOR for U.S. dollar-denominated credit facilities at such time and (b) which also may reflect adjustments to account for (i) the effects of the transition from LIBOR to the Benchmark Replacement and (ii) yield- or risk-based differences between LIBOR and the Benchmark Replacement.

“Benchmark Replacement Commencement Date” means the date a Benchmark Replacement has replaced LIBOR for all purposes under the Note in accordance with this Rider.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including, for example, changes to the definition of “Base Rate,” the definition of “LIBOR Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Bank decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Bank in a manner substantially consistent with market practice (or, if the Bank decides that adoption of any portion of such market practice is not administratively feasible or if the Bank determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Bank decides is reasonably necessary in connection with the administration of the Note).

“Benchmark Replacement Index” means the alternate benchmark rate that has been selected by the Bank to replace LIBOR giving due consideration to (a) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to LIBOR for U.S. dollar-denominated credit facilities.

“Benchmark Replacement Transition Date” means the earlier to occur of the following events with respect to LIBOR:

(1)

in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of LIBOR permanently or indefinitely ceases to provide LIBOR; or

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to LIBOR:

(1)

a public statement or publication of information by or on behalf of the administrator of LIBOR announcing that such administrator has ceased or will cease to provide LIBOR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR;

(2)

a public statement or publication of information by a Governmental Authority having jurisdiction over the Bank, the regulatory supervisor for the administrator of LIBOR, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for LIBOR, a resolution authority with jurisdiction over the administrator for LIBOR or a court or an entity with similar insolvency or resolution authority over the administrator for LIBOR, which states that the administrator of LIBOR has ceased or will cease to provide LIBOR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR; or

(3)

a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR or a Governmental Authority having jurisdiction over the Bank announcing that LIBOR is no longer representative.

“Benchmark Unavailability Period” means the period, if any, beginning on the Benchmark Replacement Transition Date and ending on the Benchmark Replacement Commencement Date, it being understood that if the Benchmark Replacement Commencement Date occurs on or before the Benchmark Replacement Transition Date a Benchmark Unavailability Period will not occur.

“Early Opt-in Event” means a determination by the Bank that U.S. dollar-denominated credit facilities being executed at such time, or that include language similar to that contained in this Rider, are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace LIBOR.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“LIBOR” means, for purposes of this Rider only, any interest rate that is based on the London interbank offered rate, including the Daily LIBOR Rate.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

CONSENT OF GUARANTOR

MEDPACE INTERMEDIATECO, INC., a Delaware corporation (the “Guarantor”) consents to the provisions of the foregoing Amendment No. 1 to Loan Documents (the “Amendment”) and all prior amendments (if any) and confirms and agrees that: (a) the Guarantor’s obligations under its Guaranty Agreement dated as of September 30, 2019 (the “Guaranty”), relating to the Obligations referenced in the Amendment, shall be unimpaired by the Amendment; (b) the Guarantor has no defenses, set offs, counterclaims, discounts or charges of any kind against the Bank, its officers, directors, employees, agents or attorneys with respect to the Guaranty; and (c) all of the terms, conditions and covenants in the Guaranty remain unaltered and in full force and effect and are hereby ratified and confirmed and apply to the Obligations, as modified by the Amendment.  The Guarantor certifies that all representations and warranties made in the Guaranty are true and correct.

The Guarantor hereby confirms that any collateral for the Obligations, including liens, security interests, mortgages, and pledges granted by the Guarantor or third parties (if applicable), shall continue unimpaired and in full force and effect, shall cover and secure all of the Guarantor’s existing and future Obligations to the Bank, as modified by this Amendment.

By signing below, the Guarantor agrees that this Consent, the Guaranty, the other Loan Documents, any amendments thereto and any other information, notice, signature card, agreement or authorization related thereto (each, a “Communication”) may, at the Bank’s option, be in the form of an electronic record.  Any Communication may, at the Bank’s option, be signed or executed using electronic signatures.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention.  The Guarantor acknowledges and agrees that the methods for delivering Communications, including notices, under the Guaranty and the other Loan Documents include electronic transmittal to any electronic address provided by any party to the other party from time to time.

The Guarantor ratifies and confirms the indemnification, confession of judgment (if applicable) and waiver of jury trial or arbitration provisions contained in the Guaranty, all of which are incorporated herein by reference.

WITNESS the due execution of this Consent as of the date of the Amendment, intending to be legally bound hereby.

MEDPACE INTERMEDIATECO, INC.

By:	Name: Title: